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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):  December 9, 1999
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                               Sapient Corporation
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


             0-28074                                04-3130648
     ------------------------          ------------------------------------
     (Commission File Number)          (I.R.S. Employer Identification No.)


              One Memorial Drive
                 Cambridge, MA                               02142
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     (Address of Principal Executive Offices)             (Zip Code)


                                 (617) 621-0200
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.      Other Events.

         Sapient Corporation issued a press release on December 9, 1999 announcing that Bruce D. Parker, a member of the Company's Board of Directors since 1995, has joined the Company as an Executive Vice President. The full text of the Company's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

             Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION

             Not applicable.

         (c) EXHIBITS.

         99.1 Press Release issued by Sapient Corporation on December 9, 1999 announcing appointment of Bruce D. Parker as an Executive Vice President of the Company.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 10, 1999               SAPIENT CORPORATION
                                       -------------------------------------
                                                   (Registrant)



                                       By: /s/ Susan D. Johnson
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                                           Susan D. Johnson
                                           Chief Financial Officer





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